                                  EXHIBIT 24

                               POWER OF ATTORNEY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry Caulder, Carlton J. Eibl and James A. Baumker and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Form 10-K or any and all amendments to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                             Chairman, Chief Executive
                             Officer and
/s/ Jerry Caulder            Director                      October 17, 1996
------------------------
Jerry Caulder

/s/ Thomas J. Cable          Director                      October 17, 1996
------------------------
Thomas J. Cable

 /s/ Perry J. Gehring        Director                      October 17, 1996
------------------------
Perry J. Gehring

 /s/ John L. Hagaman         Director                      October 17, 1996
------------------------
John L. Hagaman

 /s/ David H. Rammler        Director                      October 17, 1996
------------------------
David H. Rammler

 /s/ William C. Schmidt      Director                      October 17, 1996
------------------------
William C. Schmidt

 /s/ A. John Speziale        Director                      October 17, 1996
------------------------
A. John Speziale

 /s/ G. William Tolbert      Director                      October 17, 1996
------------------------
G. William Tolbert

 /s/ W. Wayne Withers        Director                      October 17, 1996
------------------------
W. Wayne Withers


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